Financial Instruments-risk management	12 Months Ended
Dec. 31, 2019
Disclosure Of Financial Instruments risk Management [Abstract]
Disclosure of financial risk management [text block]

Note 3     Financial Instruments-risk management

The Group is exposed through its operations to the following financial risks:

•	Currency risk
•	Price risk
•	Credit risk– concentration
•	Funding and liquidity risk
•	Interest rate risk
•	Capital risk management

The policy for managing these risks is set by the Board of Directors. Certain risks are managed centrally, while others are managed locally following guidelines communicated from the corporate department. The policy for each of the above risks is described in more detail below.

Currency risk

In Colombia, Chile, Argentina, Peru and Ecuador the functional currency is the US Dollar. The fluctuation of the local currencies of these countries against the US Dollar, except for Ecuador where the local currency is the US Dollar, does not impact the loans, costs and revenue held in US Dollars; but it does impact the balances denominated in local currencies. Such is the case of the prepaid taxes.

In Colombian, Chilean, Argentinean and Peruvian subsidiaries most of the balances are denominated in US Dollars, and since it is the functional currency of the subsidiaries, there is no exposure to currency fluctuation except from receivables or payables originated in local currency mainly corresponding to VAT and income tax.

The Group minimises the local currency positions in Colombia, Chile, Argentina and Peru by seeking to balance local and foreign currency assets and liabilities. However, tax receivables (VAT) seldom match with local currency liabilities. Therefore, the Group maintains a net exposure to them, except for what it is described below.

Since December 2018, GeoPark decided to manage its future exposure to local currency fluctuation with respect to income tax balances in Colombia. Consequently, the Group entered into derivative financial instruments with local banks in Colombia, for an amount equivalent to US$ 83,700,000 as of December 31, 2019 (US$ 92,050,000 as of  December 31, 2018), in order to anticipate any currency fluctuation with respect to income taxes to be paid during the first half of the following year. The Group’s derivatives are accounted for as non-hedge derivatives as of December 31, 2019 and 2018 and therefore all changes in the fair values of its derivative contracts are recognized as gains or losses in the results of the periods in which they occur. See the impact in the Consolidated Statement of Income in Note 15.

Most of the Group's assets held in those countries are associated with oil and gas productive assets. Those assets, even in the local markets, are generally settled in US Dollar equivalents.

During 2019, the Colombian Peso devalued by 1% (devalued by 9% in 2018 and revalued by 1% in 2017) against the US Dollar, the Chilean Peso devalued by 8% (devalued by 13% in 2018 and revalued by 8% in 2017), the Argentine Peso devalued by 59%  (102% and 17% in 2018 and 2017) and the Peruvian Peso revalued by 2% (devalued by 4% in 2018 and revalued by 4% in 2017).

If the Colombian Peso, the Chilean Peso, the Argentine Peso and the Peruvian Peso had each devalued an additional 10% against the US dollar, with all other variables held constant, post-tax profit for the year would have been lower by US$ 644,543 (post-tax profit lower by US$ 57,000 in 2018 and post-tax loss higher by US$ 1,538,000 in 2017).

In Brazil, the functional currency is the local currency, which is the Brazilian Real. The fluctuation of the US Dollars against the Brazilian Real does not impact the loans, costs and revenues held in Brazilian Real; but it does impact the balances denominated in US Dollars. Such is the case of the provision for asset retirement obligation and the lease liabilities. The intercompany loan that also used to be denominated in US Dollars was fully cancelled in October 2018, reducing significantly the exposure to foreign currency fluctuation. The exchange loss generated by the Brazilian subsidiary during 2019 amounted to US$ 664,000 (loss of US$ 5,862,000 in 2018 and loss of US$ 1,274,000 in 2017).

During 2019, the Brazilian Real devalued by 4% against the US Dollar (devalued by 17% in 2018 and devalued by 2% in 2017, respectively). If the Brazilian Real had devalued 10% against the US dollar, with all other variables held constant, post-tax profit for the year would have been lower by US$ 927,000 (post-tax profit lower by US$ 515,000 in 2018 and post-tax loss higher by US$ 3,100,000 in 2017).

As currency rate changes between the US Dollar and the local currencies, the Group recognizes gains and losses in the Consolidated Statement of Income.

In relation to the cash consideration payable for the acquisition of Amerisur Resources Plc, GeoPark was exposed to fluctuations of the British Pound Sterling (“GBP”) at year end. Consequently, the Group decided to manage this exposure by entering into a “Deal Contingent Forward” (DCF) with a UK Bank, in order to anticipate any currency fluctuation. This forward contract was accounted for as a cash flow hedge as of December 31, 2019 and therefore the effective portion of the changes in its fair value was recognized in Other Reserve within Equity. See Note 38.1.

Price risk

The realized oil price for the Group is linked to US dollar denominated crude oil international benchmarks. The market price of this commodity is subject to significant volatility and has historically fluctuated widely in response to relatively minor changes in the global supply and demand for oil, the geopolitical landscape, the economic conditions and a variety of additional factors. The main factors affecting realized prices for gas sales vary across countries with some closely linked to international references while others are more domestically driven.

In Colombia, the realized oil price is linked to the Vasconia crude reference price, a marker broadly used in the Llanos Basin, adjusted for certain marketing and quality discounts based on, among other things, API, viscosity, sulphur content, water content, delivery point and transport costs.

In Chile, the oil price is based on Dated Brent minus certain marketing and quality discounts such as, API, sulphur content and others.

GeoPark has signed a long-term Gas Supply Contract with Methanex in Chile. The price of the gas sold under this contract is determined by a formula that considers a basket of international methanol prices, including US Gulf methanol spot barge prices, methanol spot Rotterdam prices and spot prices in Asia.

In Brazil, prices for gas produced in the Manati Field are based on a long-term off-take contract with Petrobras. The price of gas sold under this contract is denominated in Brazilian Real and is adjusted annually for inflation pursuant to the Brazilian General Market Price Index (Indice Geral de Preços do Mercado), or IGPM.

In Argentina, the realized oil prices for the production in the Neuquen Basin follows the “Medanito” blend oil price reference, which has traditionally been linked to ICE Brent adjusted by certain marketing and quality discounts based on API, delivery point and transport costs. Between August 16, 2019 and November 13, 2019, domestic crude oil prices were regulated industry-wide at a lower price than the international markets. After that, domestic prices have been deregulated and are agreed between sellers and buyers.

Gas sales in Argentina are carried out through annual contracts that go from May to April. The price of the gas sold under these contracts depends mainly on domestic supply and demand and regulation affecting the sector.

If oil and methanol prices had fallen by 10% compared to actual prices during the year, with all other variables held constant, considering the impact of the derivative contracts in place, post-tax profit for the year would have been lower by US$ 38,339,661 (post-tax profit lower by US$ 13,709,000 in 2018 and post-tax loss higher by US$ 10,423,000 in 2017).

GeoPark manages part of the exposure to crude oil price volatility using derivatives. The Group considers these derivative contracts to be an effective manner of properly managing commodity price risk. The price risk management activities mainly employ combinations of options and key parameters are based on forecasted production and budget price levels. GeoPark has also obtained credit lines from industry leading counterparties to minimize the potential cash exposure of the derivative contracts (see Note 8).

Credit risk– concentration

The Group’s credit risk relates mainly to accounts receivable where the credit risks correspond to the recognized values of commodities sold. GeoPark considers that there is no significant risk associated to the Group’s major customers and hedging counterparties.

In Colombia, during 2019, the Colombian subsidiaries made 52% of the oil sales to Trafigura (one of the world’s leading independent commodity trading and logistics houses) and 38% to Ecopetrol (the State-owned oil and gas company), with these two clients accounting for 78% of the consolidated revenue for the same period. With the expiration of the long-term contract with Trafigura in December 2018, GeoPark begun diversifying its client base in Colombia, allocating sales on a competitive basis to industry leading participants including traders and other producers. The contracts extend through 2019 with no longer term delivery commitments in place. Delivery points include wellhead and other locations on the Colombian pipeline system. GeoPark manages its counterparty credit risk associated to sales contracts by including, in certain contracts, early payment conditions to minimize the exposure.

All the oil produced in Chile as well as the gas produced by TdF blocks until 2018 (5% of the consolidated revenue, 3% in 2018 and 5% in 2017) is sold to ENAP, the State-owned oil and gas company. In Chile, most of gas production is sold to the local subsidiary of Methanex, a Canadian public company (3% of the consolidated revenue, 3% in 2018 and 5% in 2017).

In Brazil, all the hydrocarbons from Manati Field are sold to Petrobras, the State-owned company, which is the operator of the Manati Field (4% of the consolidated revenue, 5% in 2018 and 10% in 2017). The crude oil production from the Recôncavo Basin since 2019 (representing less than a 1% of the consolidated revenue) is sold to local customers in the states of Bahia and Espirito Santo or also to Petrobras.

In Argentina, most of the gas produced is sold to Grupo Albanesi, a leading Argentine privately-held conglomerate focused on the energy market that offers natural gas, power supply and transport services to its customers. GeoPark has an annual agreement with this client in effect from May 2019 through April 2020. Gas sales in Argentina account for 1% of the consolidated revenues.

The oil sales in Argentina are diversified across clients and delivery points: i) 42% of the oil produced in Argentina (2% of the consolidated revenue) is sold locally in Neuquen, delivered at well-head; and ii) 58% of the oil produced in Argentina (3% of the consolidated revenue) is sold to major Argentinean refineries, delivered via pipeline. GeoPark manages the counterparty credit risk associated to sales contracts by limiting payment terms offered to minimize the exposure.

The forementioned companies all have a good credit standing and despite the concentration of the credit risk, the Directors do not consider there to be a significant collection risk.

GeoPark executes oil prices hedges via over-the-counter derivatives. Should oil prices drop, the Group could stand to collect from its counterparties under the derivative contracts. The Group’s hedging counterparties are leading financial institutions and trading companies, therefore the Directors do not consider there to be a significant collection risk.

See disclosure in Notes 8 and 25.

Funding and Liquidity risk

In the past, the Group has been able to raise capital through different sources of funding including equity, strategic partnerships and financial debt.

The Group is positioned at the end of 2019 with a cash balance of US$ 111,180,000 and over 96% of its total indebtedness matures in 2024. In addition, the Group has a large portfolio of attractive and largely discretional projects - both oil and gas - in multiple countries with over 42,000 boepd in production at year end. This scale and positioning permit the Group to protect its financial condition and selectively allocate capital to the optimal projects subject to prevailing macroeconomic conditions.

The Indenture governing the Company Notes 2024 includes incurrence test covenants related to compliance with certain thresholds of Net Debt to Adjusted EBITDA ratio and Adjusted EBITDA to Interest ratio. Failure to comply with the incurrence test covenants does not trigger an event of default. However, this situation may limit the Group’s capacity to incur additional indebtedness, as specified in the indenture governing the Notes. As of the date of these Consolidated Financial Statements, the Group is in compliance with all the indenture’s provisions and covenants.

The most significant funding transactions executed during the last three years include:

In October 2018, the Brazilian subsidiary executed a loan agreement with Banco Santander for Brazilian Real 77,640,000 (equivalent to US$ 20,000,000 at the moment of the loan execution) to repay an existing US$-denominated intercompany loan to GeoPark Latin America Limited - Agencia en Chile.

In April 2018, the Colombian subsidiary executed an offtake and prepayment agreement with Trafigura, one of its customers. The prepayment agreement provided GeoPark with access to up to US$ 25,000,000 in the form of prepaid future oil sales. The availability period for the prepayment agreement expired on March 31, 2019. GeoPark did not withdrawn any amount from this prepayment agreement.

In September 2017, the Company successfully placed US$ 425,000,000 Notes. These Notes carry a coupon of 6.50% per annum and their final maturity will be September 21, 2024. The net proceeds from the Notes were used by the Group to fully repay the 7.50% senior secured Notes due 2020 and for general corporate purposes, including capital expenditures and to repay other existing indebtedness.

In addition to that, after the balance sheet date, the Company successfully placed US$ 350,000,000 Notes. These Notes were priced at 99.285% and carry a coupon of 5.50% per annum (yield 5.625% per annum). Final maturity of the Notes will be January 17, 2027. See more information in Note 38.2.

Interest rate risk

The Group’s interest rate risk arises from long-term borrowings issued at variable rates, which expose the Group to interest rate risk.

The Group does not face interest rate risk on its US$ 425,000,000 Notes which carry a fixed rate coupon of 6.50% per annum. Consequently, the accruals and interest payment are not substantially affected by the market interest rate changes.

At December 31, 2019, the outstanding borrowing affected by a variable rate amounted to US$ 9,607,000, representing 2% of total borrowings. It corresponds to a loan from Santander Bank taken by the Brazilian subsidiary that has a floating interest rate based on CDI (Interbank certificate of deposit), which represents the average rate of all inter-bank overnight transactions in Brazil.

The Group analyses its interest rate exposure on a dynamic basis. Various scenarios are simulated taking into consideration refinancing, renewal of existing positions, alternative financing and hedging. Based on these scenarios, the Group calculates the impact on profit and loss of a defined interest rate. For each simulation, the same interest rate is used for all currencies. The scenarios are run only for liabilities that represent the major interest-bearing positions.

At December 31, 2019, if 1% is added to interest rates on currency-denominated borrowings with all other variables held constant, post-tax profit for the year would have been lower by US$ 93,000 (post-tax profit lower by US$ 21,000 in 2018 and no exposure to fluctuations in the interest rate in 2017).

Capital risk management

The Group’s objectives when managing capital are to safeguard the Group’s ability to continue as a going concern in order to provide returns for shareholders and benefits for other stakeholders and to maintain an optimal capital structure to reduce the cost of capital.

Consistent with others in the industry, the Group monitors capital on the basis of the gearing ratio. This ratio is calculated as net debt divided by total capital. Net debt is calculated as total borrowings (including ‘current and non-current borrowings’ as shown in the consolidated balance sheet) less cash and cash equivalents. Total capital is calculated as ‘equity’ as shown in the consolidated balance sheet plus net debt.

The Group’s strategy, due to the market conditions prevailing during the last years and the growth strategy of the Group, is to keep the gearing ratio within a 60% to 80% range.

The gearing ratios at December 31, 2019 and 2018 were as follows:

Amounts in US$‘000	2019	2018
Net Debt	326,239	319,275
Total Equity	132,885	143,021
Total Capital	459,124	462,296
Gearing Ratio	71%	69%